UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

Dominari Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41845	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 22nd Floor

New York, NY 10022

(212) 393-4540

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	DOMH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Agreement Amendments

On June 24, 2025, Dominari Holdings Inc. (the “Company”) entered into amendments (collectively, the “Amendments”) to the employment agreements by and between the Company and each of Anthony Hayes, the Company’s Chief Executive Officer, and Kyle Wool, the Company’s President (collectively, the “Employment Agreements”), which became effective on June 24, 2025. The Company and each of Mr. Hayes and Mr. Wool have agreed to eliminate from their respective employment agreement the right to receive further stock grants in consideration for an additional cash bonus related to certain net revenues received by the Company, as further described in the Amendments.

All other terms of the Employment Agreements shall remain in full force and effect.

The foregoing description of the terms of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

Resignation of Soo Yu as a Director

On June 27, 2025, Soo Yu notified the Company of her decision to resign as a member of the Board of Directors (the “Board”) of the Company, effective as of June 27, 2025. Ms. Yu will continue to serve as Special Projects Manager of the Company. Ms. Yu’s resignation is not due to any disagreements with the Company on any of its operations, policies or practices.

As a result of Ms. Yu’s resignation, the Board has determined to reduce its size from seven to six members.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to the Employment Agreement with Anthony Hayes, dated June 24, 2025.
10.2	Amendment to the Employment Agreement with Kyle Wool, dated June 24, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2025	DOMINARI HOLDINGS INC.

	By:	/s/ Anthony Hayes
	Name:	Anthony Hayes
	Title:	Chief Executive Officer

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